UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2010

                             CHICOPEE BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Massachusetts                      0-51996                   20-4840562
    -------------                   -------------                ----------
(State or Other Jurisdiction     (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


70 Center Street, Chicopee, Massachusetts                        01013
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (413) 594-6692
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Certain Officers;  Election of Directors;
           -------------------------------------------------------------------
           Appointment of Certain Officers; Compensatory Arrangements of Certain
           ---------------------------------------------------------------------
           Officers
           --------

     On February 23, 2010, Edmund J. Mekal notified Chicopee Bancorp, Inc. (the "Company") that he has resigned from the Board of Directors of the Company and the Company's wholly-owned subsidiary, Chicopee Savings Bank.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    CHICOPEE BANCORP, INC.


DATE:  February 25, 2010            By: /s/ W. Guy Ormsby
                                       -----------------------------------------
                                       W. Guy Ormsby
                                       Executive Vice President, Chief Financial
                                         Officer and Treasurer